UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2008

BANK OF THE CAROLINAS CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-52195	20-4989192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Boxwood Village Drive Mocksville, North Carolina	27028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 751-5755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 22, 2008, our Board of Directors approved the grant of stock options under our 2007 Omnibus Equity Plan to our outside directors as described in the following table:

Name	Type of Award	Number of Shares	Exercise Price	Expiration Date	Other Terms
Jerry W. Anderson	Stock Option	1,500	$5.25	October 22, 2018	Exercisable as to all shares upon grant
Alan M. Bailey	Stock Option	1,500	$5.25	October 22, 2018	Exercisable as to all shares upon grant
William A. Burnette	Stock Option	1,500	$5.25	October 22, 2018	Exercisable as to all shares upon grant
John A. Drye	Stock Option	1,500	$5.25	October 22, 2018	Exercisable as to all shares upon grant
Thomas G. Fleming	Stock Option	1,500	$5.25	October 22, 2018	Exercisable as to all shares upon grant
John W. Googe	Stock Option	1,500	$5.25	October 22, 2018	Exercisable as to all shares upon grant
Henry H. Land	Stock Option	1,500	$5.25	October 22, 2018	Exercisable as to all shares upon grant
Steven G. Laymon	Stock Option	1,500	$5.25	October 22, 2018	Exercisable as to all shares upon grant
Grady L. McClamrock, Jr.	Stock Option	1,500	$5.25	October 22, 2018	Exercisable as to all shares upon grant
Lynne Scott Safrit	Stock Option	1,500	$5.25	October 22, 2018	Exercisable as to all shares upon grant
Francis W. Slate	Stock Option	1,500	$5.25	October 22, 2018	Exercisable as to all shares upon grant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

BANK OF THE CAROLINAS CORPORATION
(Registrant)

Date: October 28, 2008	By:	/S/ Michelle L. Clodfelter
Michelle L. Clodfelter
Vice President and Principal Financial Officer

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